UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 4, 2001

                  GE Capital Commercial Mortgage Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                333-45884-01           22-3755203
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)
     Identification No.)

                  292 Long Ridge Road
                  Stamford, Connecticut                         06927
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                  (Address of principal executive offices)
   (Zip Code)



Registrant's telephone number, including area code      (203) 357-4000
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Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2000-1. On December 21, 2000, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 10, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer, Lend Lease Asset Management, L.P., as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee, of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2000-1 issued in eighteen classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated December 6, 2000, as supplemented by the Prospectus Supplement dated December 18, 2000.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement

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


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 4, 2001


                                       GE CAPITAL COMMERCIAL MORTGAGE
                                       CORPORATION



                                       By:
                                               /s/ Daniel Vinson
                                               ---------------------------------
                                               Name:   Daniel Vinson
                                               Title:  Authorized Signatory

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





                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page

4                               Pooling and Servicing Agreement            6

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